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                      KIRKPATRICK & LOCKHART LLP
                   1800 Massachusetts Avenue, N.W.
                       Washington, D.C.  20036

                                October 25, 1996



Morgan Keegan Southern Capital Fund, Inc.
Morgan Keegan Tower
50 Front Street
Memphis, Tennessee 38103

Dear Sir or Madam:

     Morgan Keegan Southern Capital Fund, Inc. ("Fund") is a corporation organized under the laws of the State of Maryland with its principal place of business in Memphis, Tennessee. We understand that the Fund is about to file Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A for the purpose, among other things, of registering additional shares of capital stock of the Fund under the Securities Act of 1933, as amended ("1933 Act"), pursuant to Section 24(e)(1) of the Investment Company Act of 1940, as amended ("1940 Act"), and Rule 24e-2 thereunder.

     We have, as counsel, participated in various business and other matters relating to the Fund. We have examined copies, either certified or otherwise proved to be genuine, of its Articles of Incorporation and By-Laws, as now in effect, the minutes of meetings of its board of directors and other documents relating to the organization and operation of the Fund, and we generally are familiar with its corporate affairs.

     Based upon the foregoing, it is our opinion that the shares of the Fund currently being registered pursuant to Section 24(e)(1) as reflected in Post-Effective Amendment No. 11 may be sold in accordance with the Fund's Articles of Incorporation and By-Laws and, when sold, will be legally issued, fully paid and non-assessable. We express no opinion as to compliance with the 1933 Act, the 1940 Act or applicable state securities laws in connection with the sales of shares of capital stock.

     We hereby consent to this opinion accompanying Post-Effective Amendment No. 11 which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm as counsel to the Fund in the Fund's statement of additional information incorporated by reference into the prospectus of the Fund, filed as part of the Registration Statement.

                                Sincerely,
                                KIRKPATRICK & LOCKHART LLP



                                By:  /s/ Elinor W. Gammon
                                           Elinor W. Gammon